Shareholders' Equity	12 Months Ended
Dec. 31, 2025
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

NOTE 14 – SHAREHOLDERS’ EQUITY

(1)

The holders of ordinary shares have the right to one vote for each ordinary share held of record by such holder with respect to all matters on which shareholders are entitled to vote, to receive dividends as they may be declared at the discretion of the Company’s Board of Directors and to participate in the balance of the Company’s assets remaining after liquidation, dissolution or winding up, ratably in proportion to the number of ordinary shares held by them. Except for contractual rights of certain investors, shareholders have no pre-emptive or similar rights and are not subject to redemption rights and carry no subscription or conversion rights.

All ADS and per ADS amounts, and exercise prices of stock options, warrants, and pre-funded warrants, if applicable, in the consolidated financial statements and notes thereto are presented using the current ratio of 4,000 ordinary shares per ADS.

(2)

On January 9, 2023, the Company consummated an underwritten public offering of 3,875 ADSs at a price of USD 400 per ADS, pre-funded warrants, classified in equity, to purchase 12,375 ADSs at a purchase price of USD 399.96 per warrant and an exercise price of USD 0.04 per ADS, and ADS warrants, classified in equity, to purchase 16,250 ADSs, exercisable immediately for a period of five years, with an exercise price of USD 400 per ADS, for total immediate gross proceeds of approximately USD 6,500 thousand.

As part of the offering, the Company issued Underwriter Warrants, classified as equity, to purchase 406 ADSs. The Underwriter Warrants are exercisable beginning six months from the effective date of the offering, from time to time, in whole or in part, for a period of five years, with an exercise price of USD 400 per ADS with an aggregated fair value of USD 131 thousand, that were allocated to premium on shares.

In addition, the underwriters were granted an option exercisable within 45 days from January 9, 2023, to purchase up to 2,438 additional ADSs and Warrants to purchase 2,438 additional ADSs, from the Company at the public offering price, less the underwriting discounts and commissions. This option was not exercised by the underwriters. Underwriting discounts and other offering expenses totaled approximately USD 700 thousand.

Following the public offering the Company entered into a warrant amendment (the “Amendment”) according to which the exercise price of the warrants to purchase 4,643 ADSs was reduced from USD 1,400 to USD 400, and the termination date was extended for approximately six months. The Amendment was accounted for as a modification of a freestanding equity-classified warrant that remains equity classified after the modification. according to ASU 2021-04. The effect of the modification was recognized as an equity issuance cost. All pre-funded warrants were exercised through December 31, 2023.

(3)	On July 27, 2023, the Company consummated a securities purchase agreement with a single U.S. institutional investor for the purchase and sale of: (i) 2,738 ADSs, at an offering price of USD 400 per ADS, and (ii) pre-funded warrants to purchase up to 12,263 ADSs at an offering price of USD 399.60 per pre-funded warrant. Each pre-funded warrant was exercisable for one ADS. The pre-funded warrants had an exercise price of USD 0.40 per ADS and could be exercised at any time for a period of 3.5 years until exercised in full. The pre-funded warrants were classified in equity, and were all exercised through December 31, 2024. The securities were offered in the framework of a registered direct offering. In addition, the Company allocated warrants to purchase 1,050 ADSs, to the placement agent (or its designees) as compensation in connection with this offering, at an exercise price of USD 500 per ADS. The ADS Warrants were classified as equity. In a concurrent private placement, the Company allocated to the investor unregistered warrants to purchase up to 15,000 ADSs at an exercise price of USD 440 per ADS. The gross proceeds were approximately USD 6,000 thousand, and the net proceeds were approximately USD 5,500 thousand.

(4)

On January 24, 2024, the Company entered into an inducement offer letter agreement with a certain holder of existing warrants to exercise these warrants as follows: (i) 15,000 ADSs issued in July 2023 at an exercise price of USD 440 per ADS, (ii) 16,250 ADSs issued in January 2023 at an exercise price of USD 400 per ADS and (iii) 4,643 ADSs issued in July 2022 at an exercise price of USD 400 per ADS (all herein “the Exercised Warrants”). The total immediate gross proceeds were approximately USD 6,600 thousand. Pursuant to the letter agreement, the holder agreed to exercise for cash its Exercised Warrants to an aggregate of 35,893 ADSs at a reduced exercise price of USD 184 per ADS in consideration of New Warrants to purchase up to an aggregate of 71,786 ADSs at an exercise price of USD 194 per ADS that have a term of exercise of between three and a half years with respect to 30,000 New Warrants and five years with respect to 41,786 New Warrants, classified as equity. Due to beneficial ownership limitation provisions in the inducement letter, only 1,763 Exercised Warrants were immediately exercised into ADSs, while the remaining 34,130 ADSs were placed in abeyance for the benefit of the Holder until receipt of notice from the latter that the ADSs may be issued in compliance with such limitation. All of the shares in abeyance were called by the holder during 2024 and 2025. Underwriting discounts and other offering expenses totaled approximately USD 600 thousand.

In accordance with ASU 2021-04, the modification of the equity-classified warrants was accounted for as issuance costs of the equity instruments issued.

As part of the warrant exercise and New Warrant allocation, the Company issued Underwriter Warrants, classified as equity, to purchase 2,513 ADSs. The Underwriter Warrants are exercisable from time to time, in whole or in part, for a period of five years from the effective date of the offering, with an exercise price of USD 230 per ADS and remain outstanding as of the balance sheet day.

(5)

On August 1, 2024, the Company filed a supplement to its shelf registration statement on Form F-3 with the SEC, which allows the Company to sell, from time to time, and at its discretion, subject to the Company’s compliance with applicable laws and the applicable requirements of an At-the-Market Offering Agreement (as defined below), ADSs having an aggregate offering price of up to $4.0 million pursuant to an “at the market” offering program (the “ATM Program”). The Company uses the net proceeds from sales of its ADSs issued under the ATM Program for general corporate and working capital purposes. The timing of any sales and the number of shares sold, depend on a variety of factors determined by the Company.

The At-the-Market Offering Agreement was entered into by the Company and H.C. Wainwright & Co., LLC (“Wainwright”), as sales agent, on August 1, 2024. The Company pays Wainwright a commission equal to 3% of the aggregate gross proceeds of any shares sold through Wainwright pursuant to the Offering Agreement. In addition, pursuant to the Agreement, the Company incurred additional costs of USD 75 thousand as a result of the establishment of the ATM Program facility. The Company is not obligated to sell any shares under the Offering Agreement. As of December 31, 2025, the Company had received gross proceeds of approximately $4.1 million for the sale of 308,346 ADSs under the Offering Agreement, of which gross proceeds of approximately $3.7 million, and net proceeds were approximately $3.5 million for the sale of 303,872 ADSs were received in 2025. Approximately $0.2 million of capacity under the Offering Agreement remained available. For details of sales subsequent to the balance sheet date, see Note 21(c) below.

(6)

On February 27, 2025, the Company entered into a securities purchase agreement (the “SPA”) with a certain investor (“the Investor”), whereby the Investor purchased, following true-up adjustment: (i) 4,817 ADSs at a final offering price of $45.564 per ADS, (ii) warrants to purchase up to 27,434 ADSs with an exercise price of $80.00 per ADS, expiring in the first quarter of 2030, and (iii) pre-funded warrants to purchase up to 22,617 ADSs, where the purchase of ADSs pursuant to the SPA would have otherwise resulted in the Investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% of the Company’s outstanding ADSs immediately following the consummation of the SPA. The Investor purchased each pre-funded warrant for $45.564. The gross proceeds were approximately $1.25 million, and the net proceeds were approximately $1.2 million. Issuance costs were recognized as a reduction in equity.

Each of the pre-funded warrants is exercisable for one ADS at an exercise price of $0.004 per ADS, is immediately exercisable and may be exercised at any time until all of the pre-funded warrants are exercised in full. The warrants and pre-funded warrants were classified as equity.

(7)

On February 27, 2025, the Company entered into an At-the-Money Offering Agreement (“ATMOA”) with the Investor, establishing an $8 million equity line of credit (the “Commitment Amount”) with the Investor. Pursuant to the ATMOA, the Company shall have the right, but not the obligation, to issue to the Investor, and the Investor is obligated to purchase upon notification, up to $0.5 million in ADSs (unless mutually agreed on an amount of up to $3 million) at any time, and $8 million in total over the duration of the ATMOA. The purchase price in respect of any purchase notice shall equal 6% less than the lowest dollar volume-weighted average price of the ADSs during the five business days prior to the closing of any purchase thereunder.

In April 2025, in consideration for the Investor’s execution and delivery of the ATMOA, the Company paid the Investor 4,367 ADSs, as a commitment fee equal to two percent of the Commitment Amount (based on the dollar volume-weighted average price of the ADSs preceding the issuance date). Accordingly, financing expenses of $160 thousand were recognized as an increase in Additional Paid-In Capital.

The ATMOA cannot be used to the extent that it would require the allocation of ADSs, if those ADSs, when aggregated with all other ADSs and ordinary shares then beneficially owned by the Investor and its affiliates, would result in the Investor and its affiliates having beneficial ownership of more than 4.99% of the voting power of the Company and the number of ordinary shares and ADSs outstanding immediately after their allocation.

The ATMOA will automatically terminate on the earlier of (i) June 30, 2026; (ii) the date on which the ADSs cease trading on the Nasdaq; and (iii) the date on which the Investor has purchased $8 million worth of ADSs pursuant to the ATMOA.

(8)	On April 28, 2025, the Company effected an adjustment to the ratio of ordinary shares to ADSs at a ratio of 5:1, such that after the ratio adjustment was effected, every 5 ADSs were consolidated into 1 ADS and each ADS then represented five hundred (500) ordinary shares, instead of one hundred (100) ordinary shares prior to the ratio adjustment. On September 5, 2025, the Company effected an adjustment to the ratio of ordinary shares to ADSs at a ratio of 8:1, such that after the ratio adjustment was effected, every 8 ADSs were consolidated into 1 ADS and each ADS now represents four thousand (4,000) ordinary shares, instead of one hundred (500) ordinary shares prior to the ratio adjustment. All share and per share amounts, and exercise prices of stock options, warrants, and pre-funded warrants, if applicable, in the consolidated financial statements and notes thereto have been adjusted for all periods presented to give effect to this adjustment to the ratio of ordinary shares to ADSs.

(9)

On July 16, 2025, the Company offered and sold in a public offering on a best efforts basis (the “Offering”) (i) 23,022 ADSs, (ii) pre-funded warrants to purchase up to 274,598 ADSs (the “Pre-Funded Warrants”), and (iii) warrants to purchase up to 297,618 ADSs (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”), at a combined public offering price of $8.40 per ADS and accompanying Common Warrant, and $8.32 per Pre-Funded Warrant and accompanying Common Warrant. Aggregate gross proceeds from the Offering (without taking into account any proceeds from any future exercises of Warrants) were approximately $2.5 million, and net proceeds were approximately $2.04 million, after deducting the fees and expenses of H.C. Wainwright & Co., LLC, which acted as the sole placement agent (the “Placement Agent”) and other offering expenses payable by the Company. The Offering closed on July 17, 2025.

The Pre-Funded Warrants were exercisable at any time at an exercise price of $0.08 per ADS and were exercised in the course of 2025. The Common Warrants had an exercise price of $8.40 per ADS, and, following repricing, see Note 14, were exercised in the course of 2025.

The Placement Agent acted on a “best efforts” basis, in connection with the Offering. The Company issued to the Placement Agent or its designees warrants to purchase up to 20,833 ADSs, representing 7.0% of the sum of the ADSs and Pre-Funded Warrants sold in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as the Common Warrants issued and sold in the Offering, except that the Placement Agent Warrants have an exercise price of $10.50 per ADS (representing 125% of the combined public offering price per ADS and accompanying Common Warrant) and will expire on July 16, 2030.

(10)

On September 30, 2025, the Company entered into inducement offer letter agreements (collectively, the “Inducement Letters”) with certain holders (together, the “Holders”) of warrants to purchase up to 297,618 of the Company’s ADSs issued in July 2025 at an exercise price of $8.40 per ADS (the “Existing Warrants” and collectively, the “Warrant Repricing”).

Pursuant to the Inducement Letters, the Holders agreed to exercise for cash their Existing Warrants to purchase an aggregate of 297,618 of the Company’s ADSs at a reduced exercise price of $5.00 per ADS, in consideration of the Company’s agreement to issue two new series of warrants (the “New Warrants”), to purchase up to an aggregate of 892,854 ADSs (the “New Warrant Shares”), at an exercise price of $5.00 per ADS, which are exercisable until December 30, 2030 with respect to Series A warrants to purchase an aggregate of 297,618 ADSs, and June 30, 2027 with respect to Series B warrants to purchase an aggregate of 595,236 ADSs. The Company received aggregate gross proceeds of approximately $1.5 million from the Warrant Repricing, and net proceeds were approximately $ 1.3 million, after deducting the fees and expenses of H.C. Wainwright & Co., LLC, which acted as the sole placement agent (the “Placement Agent”) and other offering expenses payable by the Company.

The Company agreed to pay the Placement Agent a cash fee equal to 7.5% of the aggregate gross proceeds received from the Warrant Repricing, and to issue to the Placement Agent or its designees warrants (the “Placement Agent Warrants”) to purchase up to 20,833 ADSs (representing 7.0% of the Existing Warrants exercised), which have the same terms as the Series A warrant except the Placement Agent Warrants will have an exercise price equal to $6.25 per ADS (125% of the reduced exercise price of the Existing Warrants). The Placement Agent Warrants are exercisable until December 30, 2025. In addition, the Company also agreed to pay the Placement Agent USD 25 thousand for non-accountable expenses, up to USD 50 thousand for legal fees and out-of-pocket expenses, and USD 15,950 for clearing fees.

The table below summarizes the Company’s equity securities in ADS terms as of December 31, 2025:

	Warrants outstanding as of December 31, 2025	Exercise price in USD	Remaining years to expiration
ADS warrants	1,183,064	5.00-500	1.5-5